FORM OF

                                 TRUST AGREEMENT

                                     BETWEEN

                                RFS BANCORP, INC.

                                       AND

                                [NAME OF TRUSTEE]

                                     FOR THE

                          EMPLOYEE STOCK OWNERSHIP PLAN

                       OF RFS BANCORP, INC. AND AFFILIATES

                       ----------------------------------






                       Entered into as of _________, 1998

                                TABLE OF CONTENTS




                                                                                                               Page

                                                                     ARTICLE I

                                                                     TRUST FUND

         Section 1.1       Trust Fund.............................................................................2
                           ----------
         Section 1.2       Collection of Contributions............................................................2
                           ---------------------------
         Section 1.3       Non-diversion of Funds.................................................................2
                           ----------------------



                                                                       ARTICLE II

                                                              INVESTMENT AND ADMINISTRATION

         Section 2.1       In General.............................................................................3
                           ----------
         Section 2.2       Investment Funds.......................................................................3
                           ----------------
         Section 2.3       Appointment of Investment Manager......................................................3
                           ---------------------------------
         Section 2.4       Investment Decisions...................................................................4
                           --------------------
         Section 2.5       Investment in Commingled Funds.........................................................5
                           ------------------------------
         Section 2.6       Liquidity..............................................................................6
                           ---------
         Section 2.7       Investment Directions by Participants..................................................6
                           -------------------------------------
         Section 2.8       Trustee's Administrative Authority.....................................................6
                           ----------------------------------
         Section 2.9       Exercise of Voting Rights with Respect to Shares.......................................8
                           ------------------------------------------------
         Section 2.10      Response to Tender Offers and Similar Events...........................................8
                           --------------------------------------------
         Section 2.11      Dissent and Appraisal Rights...........................................................9
                           ----------------------------
         Section 2.12      Share Acquisition Loans................................................................9
                           -----------------------



                                                                   ARTICLE III

                                                     TRUSTEE, PLAN ADMINISTRATOR AND COMMITTEE

         Section 3.1       Committee and Plan Administrator......................................................10
                           --------------------------------
         Section 3.2       Trustee's Reliance....................................................................11
                           ------------------
         Section 3.3       Retention of Advisors.................................................................11
                           ---------------------
         Section 3.4       Liability under the Plan..............................................................11
                           ------------------------
         Section 3.5       Indemnification.......................................................................11
                           ---------------
         Section 3.6       Benefit Claims Limited to the Trust Fund..............................................12
                           ----------------------------------------


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



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


                                                                     ARTICLE IV

                                                          DISTRIBUTIONS FROM THE TRUST FUND

         Section 4.1       In General............................................................................12
                           ----------
         Section 4.2       Direction by the Plan Administrator...................................................12
                           -----------------------------------
         Section 4.3       Method of Payment.....................................................................13
                           -----------------
         Section 4.4       Disputes..............................................................................13
                           --------



                                                                      ARTICLE V

                                                                   RESPONSIBILITIES

         Section 5.1       General Standard of Care..............................................................13
                           ------------------------
         Section 5.2       No Liability for Acts of Others.......................................................13
                           -------------------------------
         Section 5.3       Compliance with ERISA.................................................................14
                           ---------------------



                                                                     ARTICLE VI

                                                                   TRUSTEE'S ACCOUNTS

         Section 6.1       Accounts..............................................................................15
                           --------
         Section 6.2       Valuation of Trust Fund...............................................................15
                           -----------------------
         Section 6.3       Reports to the Plan Administrator.....................................................15
                           ---------------------------------
         Section 6.4       Right of Judicial Settlement..........................................................16
                           ----------------------------
         Section 6.5       Enforcement of Agreement..............................................................16
                           ------------------------



                                                                    ARTICLE VII

                                                          TAXES; COMPENSATION OF TRUSTEE

         Section 7.1       Taxes.................................................................................16
                           -----
         Section 7.2       Compensation of Trustee; Expenses.....................................................17
                           ---------------------------------


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                                      -ii-



                                                                  ARTICLE VIII

                                                        RESIGNATION AND REMOVAL OF TRUSTEE
         Section 8.1       Resignation or Removal of Trustee.....................................................17
                           ---------------------------------
         Section 8.2       Appointment of Successor..............................................................17
                           ------------------------
         Section 8.3       Succession............................................................................18
                           ----------
         Section 8.4       Successor Bound by Agreement..........................................................18
                           ----------------------------



                                                                     ARTICLE IX

                                                              AMENDMENT AND TERMINATION

         Section 9.1       Amendment and Termination.............................................................18
                           -------------------------



                                                                      ARTICLE X

                                                                    MISCELLANEOUS

         Section 10.1      Binding Effect; Assignability.........................................................19
                           -----------------------------
         Section 10.2      Governing Law.........................................................................19
                           -------------
         Section 10.3      Notices...............................................................................19
                           -------
         Section 10.4      Severability..........................................................................20
                           ------------
         Section 10.5      Waiver................................................................................20
                           ------
         Section 10.6      Non-Alienation........................................................................21
                           --------------
         Section 10.7      Qualified Plan and Trust..............................................................21
                           ------------------------
         Section 10.8      Return of Contributions...............................................................21
                           -----------------------
         Section 10.9      Compliance with Securities Laws.......................................................22
                           -------------------------------
         Section 10.10     Headings..............................................................................22
                           --------
         Section 10.11     Party in Interest Information.........................................................22
                           -----------------------------
         Section 10.12     Construction of Language..............................................................22
                           ------------------------
         Section 10.13     Counterparts..........................................................................22
                           ------------


                                 TRUST AGREEMENT

                                     FOR THE

                          EMPLOYEE STOCK OWNERSHIP PLAN

                       OF RFS BANCORP, INC. AND AFFILIATES

     This AGREEMENT ("Agreement") is made and entered into as of __________, 1998, by and between RFS BANCORP, INC., a corporation organized under the laws of the State of Delaware and having its executive offices at 310 Broadway, Revere Massachusetts 02151 ("Company"), and [NAME OF TRUSTEE], a banking corporation organized under the laws of the state of _________________ and having an office at _________________________ ("Trustee").

                              W I T N E S S E T H :

     WHEREAS, the Company has, by action of its Board of Directors, adopted the Employee Stock Ownership Plan of RFS Bancorp, Inc. and Affiliates ("Plan"), an employee benefit plan intended to be tax-qualified under section 401(a) of the Internal Revenue Code of 1986, as amended ("Code"), for the exclusive benefit of the Company's eligible employees and those employed by its participating affiliates (collectively, the "Participants"); and

     WHEREAS,  the  Company  has,  in  accordance  with the  terms of the  Plan,
appointed  a  Plan  Administrator   ("Plan   Administrator")   and  a  Committee
("Committee") to administer the Plan; and

     WHEREAS, the Plan contemplates the establishment and the maintenance of a trust, intended to be tax-exempt under section 501(a) of the Code, to which contributions will be deposited from time to time to be held and invested in accordance with the terms of this Agreement; and

     WHEREAS, the Plan provides for the assets of such trust to be invested primarily in shares of common stock of the Company ("Shares") and for the Trustee to obtain a Share Acquisition Loan (as defined in section 2.12 herein) for the purpose of purchasing such Shares;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Company and the Trustee hereby agree as follows:

                                    ARTICLE I

                                   TRUST FUND

     SECTION 1.1 TRUST FUND.

     The Company hereby establishes with the Trustee a trust, pursuant to the Plan, in which shall be deposited such Shares and such sums of money as shall from time to time be paid or delivered to or deposited with the Trustee by or with the approval of the Company in accordance with terms of the Plan and this Trust Agreement. All such Shares and all such sums of money, all investments and re-investments thereof and all earnings, appreciation and additions allocable thereto, less losses, depreciation and expenses allocable thereto and any payments made therefrom as authorized under the Plan or this Agreement shall constitute the "Trust Fund". The Trust Fund shall be held, managed and administered by the Trustee, IN TRUST, and dealt with in accordance with the provisions of this Agreement and in accordance with any funding policy or guidelines established under the Plan that are communicated in writing to the Trustee.

     SECTION 1.2 COLLECTION OF CONTRIBUTIONS.

     The Trustee shall have no authority over and shall have no responsibility for the administration of the Plan or for the collection of any contributions to the Trust Fund required under the Plan, nor shall it have any authority to bring any action or proceeding to enforce the collection of any such amount or to make inquiry as to whether any such contributions received by it were properly collected or computed in accordance with the terms of the Plan.

     SECTION 1.3 NON-DIVERSION OF FUNDS.

     Notwithstanding anything to the contrary contained in this Agreement or any amendment hereto, no part of the Trust Fund other than such expenses and taxes properly charged to the Trust Fund under the Plan or this Agreement shall be used for or diverted to purposes other than for the exclusive benefit of Plan Participants and their beneficiaries (including any alternate payee entitled to benefits under the Plan pursuant to a qualified domestic relations order described in section 414(p) of the Code ("Alternate Payee")).

                                   ARTICLE II

                          INVESTMENT AND ADMINISTRATION

     SECTION 2.1 IN GENERAL.

     The Trust Fund shall be held by the Trustee and shall be invested and reinvested as hereinafter provided in this Article II, without distinction between principal and income and without regard to the restrictions of the laws of the Commonwealth of Massachusetts, or of any other jurisdiction relating to the investment of trust funds. Subject to section 2.7, the Trust Fund shall be invested at all times, pursuant to directions given in accordance with section 2.4, primarily in Shares.

     SECTION 2.2 INVESTMENT FUNDS.

     (a) The Trustee shall establish and maintain, for the investment of the Trust Fund, such separate investment funds (individually, an "Investment Fund") as the Company may request by written notice to the Trustee. In the absence of such notice, the Trust Fund shall consist of a single Investment Fund.

     (b) To the extent directed to do so pursuant to section 2.4, the Trustee shall hold and invest amounts paid over to it pursuant to this Agreement in such Investment Funds as shall have been established in accordance with section 2.2(a), and shall allocate amounts paid over to it among the Investment Funds in the manner and in the proportion designated by the Plan Administrator pursuant to the terms of the Plan. The Trustee shall also credit to each such Investment Fund all earnings and appreciation allocable thereto and shall charge against each such fund any depreciation, losses, expenses, payments and distributions allocable thereto.

     (c) The Trustee shall invest and reinvest amounts allocated to each Investment Fund in accordance with such written investment criteria as shall be established by the Committee and communicated in writing to the Trustee. Notwithstanding any such investment criteria, the Trustee is authorized to retain in an Investment Fund, for as long as it is deemed advisable by the person responsible for directing the investment of the particular Investment Fund, (i) any securities or other property received by means of a dividend, distribution, exchange, conversion, liquidation or otherwise than by initial purchase; and (ii) any investments which were authorized hereunder when made by the Trustee.

     SECTION 2.3 APPOINTMENT OF INVESTMENT MANAGER.

     (a) The Committee may, in its discretion, appoint an investment manager ("Investment Manager") to direct the investment and reinvestment of all or any portion of the Trust Fund. Any such Investment Manager shall either (i) be registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Investment Advisers Act"); (ii) be a bank, as defined in the Investment Advisers Act; or (iii) be an insurance company qualified to perform investment services under the laws of more than one state.

     (b) The Plan Administrator shall give written notice to the Trustee of the appointment of an Investment Manager pursuant to section 2.3(a). Such notice shall include: (i) a specification of the portion of the Trust Fund to which the appointment applies; (ii) a certification by the Plan Administrator that the Investment Manager satisfies the requirements of section 2.3(a)(i), (ii) or
(iii); (iii) a copy of the instruments appointing the Investment Manager and evidencing the Investment Manager's acceptance of the appointment; (iv) directions as to the manner in which the Investment Manager is authorized to give instructions to the Trustee, including the persons authorized to give instructions and the number of signatures required for any written instruction;
(v) an acknowledgment by the Investment Manager that it is a fiduciary of the Plan; and (vi) if applicable, a certificate evidencing the Investment Manager's current registration under the Investment Advisers Act. For purposes of this Agreement, the appointment of an Investment Manager pursuant to this section 2.3 shall become effective as of the effective date specified in such notice, or, if later, as of the date on which the Trustee receives proper notice of such appointment.

     (c) The Plan Administrator shall give written notice to the Trustee of the resignation or removal of an Investment Manager previously appointed pursuant to this section 2.3. From and after the date on which the Trustee receives such notice, or, if later, the effective date of the resignation or removal specified in such notice, the Committee shall be responsible, in accordance with this section 2.3, for the investment and reinvestment of the portion of the Trust Fund theretofore managed by such Investment Manager, until such time as a successor Investment Manager has been duly appointed pursuant to this section 2.3.

     SECTION 2.4 INVESTMENT DECISIONS.

     (a) The Trustee shall invest and reinvest the Trust Fund as follows:

          (i) in accordance with the directions of the Committee; or

          (ii) to the extent that an Investment Manager is appointed to direct the investment of any Investment Fund, in accordance with the directions of such Investment Manager.

The Trustee shall be under no duty or obligation to review any investment to be acquired, held or disposed of pursuant to directions of the Committee or any Investment Manager nor to make any recommendation with respect to the disposition or continued retention of any such investment. To the extent that the Trustee is subject to direction by the Committee or an Investment Manager, the Trustee shall have no liability or responsibility for its actions or inaction pursuant to the direction of, or its failure to act in the absence of directions from, the Committee or an Investment Manager, except to the extent provided in section 5.2. To the extent that the Trustee is subject to direction by the Committee or an Investment Manager, the Company hereby agrees to indemnify the Trustee and hold it harmless from and defend it against any claim or liability which may be asserted against the Trustee by reason of any action or inaction by it pursuant to a direction by the Committee or by an Investment Manager or failing to act in the absence of any such direction.

     (b) The Committee or an Investment  Manager  appointed  pursuant to section
2.3 shall, from time to time, issue orders for the purchase or sale of securities directly to a broker. Written notification of the issuance of each such order shall be given promptly to the Trustee by the Committee or the Investment Manager, and the execution of each such order shall be confirmed by written advice to the Trustee by the broker. Such notification shall be authority for the Trustee to pay for securities purchased against receipt thereof and to deliver securities sold against payment therefor, as the case may be.

     (c) To the extent that neither the Committee nor an Investment Manager furnishes directions as to the investment of any portion of the Trust Fund that is subject to its direction, the Trustee shall invest and reinvest the Trust Fund (i) in Shares and (ii) to the extent that it is not practicable to invest and reinvest the Trust Fund in Shares, in any savings account, time or other interest bearing deposit or in any other interest bearing obligation of any one or more savings banks, savings and loan associations, banks and other financial institutions, or any of them, including the Trustee or any subsidiary of the Company, or, subject to section 2.5, in any commingled, common or group trust fund at least 75% of the assets of which are invested in such savings accounts, time or other interest bearing deposits or other interest bearing obligations.

     (d) Subject to the preceding provisions of this section 2.4, the Trustee shall have the power and authority to be exercised in its sole discretion at any time and from time to time to issue and place orders for the purchase or sale of securities directly with qualified brokers or dealers. Such orders may be placed with such qualified brokers and/or dealers who also provide investment information or other research or statistical services to the Trustee in its capacity as a fiduciary or investment manager for other clients.

     SECTION 2.5 INVESTMENT IN COMMINGLED FUNDS.

     The Trustee may, if directed to do so by the Committee or an Investment Manager or if authorized to do so pursuant to section 2.4, invest any amounts, other than Shares, held by it under this Agreement in any commingled or group trust fund described in section 401(a) of the Code and exempt under section 501(a) of the Code or in any common trust fund exempt under section 584 of the Code, provided that such trust fund satisfies the requirements of this Agreement applicable to such amounts and that the Trustee serves as trustee of such commingled, group or common trust fund. To the extent that the Trust Fund is at any time invested in any commingled, group or common trust fund, the declaration of trust or other instrument pertaining to such fund and any amendments thereto are hereby adopted as part of this Agreement and deemed to form a part of the Plan. If there is any conflict between the provisions of this Agreement and such declaration of trust or other instrument, then the terms of the declaration of trust or other instrument of the commingled, group or common trust fund shall govern.

     SECTION 2.6 LIQUIDITY.

     Notwithstanding any provisions of this Article II to the contrary, the Trustee, in its sole discretion or as the Plan Administrator shall request, may retain un-invested cash or cash balances, and sell, to provide cash or cash balances, such investments in whatever portion of the Trust Fund that it may deem advisable, without being required to pay interest thereon. Pending investment, the Trustee, in its sole discretion, may temporarily invest any funds held or received by it for investment in an investment fund established hereunder in commercial paper or in obligations of, or guaranteed by, the United States government or any of its agencies.

     SECTION 2.7 INVESTMENT DIRECTIONS BY PARTICIPANTS.

     Each Participant entitled thereto under the terms of the Plan ("Qualified Participant") shall have the right to direct the allocation to the various Investment Funds established hereunder to be made by the Trustee for a portion of such Qualified Participant's account under the Plan. The Plan Administrator shall by written notice furnish the Trustee with the investment directions for each Qualified Participant's account in the Plan. The Trustee shall act in accordance with the most recent directions it has received from the Plan Administrator for each account and shall have no discretion over or responsibility or liability for its actions taken in accordance with such directions. The Company hereby agrees to indemnify and defend the Trustee and hold it harmless from and against any claim asserted against or liability imposed on the Trustee by reason of its having acted on any direction given by a Qualified Participant with respect to his own account.

     SECTION 2.8 TRUSTEE'S ADMINISTRATIVE AUTHORITY.

     (a) In addition to and not by way of limitation of any other powers conferred upon the Trustee by law or by other provisions of this Agreement, but subject to the provisions of section 1.3 and this Article II, the Trustee is authorized and empowered:

          (i) subject to section 2.10, to sell, exchange, convey, transfer or dispose of and also to grant options with respect to any property, whether real or personal, at any time held by it, and any sale may be made by private contract or by public auction, and for cash or upon credit, or partly for cash and partly upon credit, and no person dealing with the Trustee shall be bound to see to the application of the purchase money or to inquire into the validity, expediency or propriety of any such sale or other disposition;

          (ii) to retain, manage, operate, repair and rehabilitate and to mortgage or lease for any period any real estate held by it and, in its discretion, cause to be formed any corporation or trust to hold title to any such real property;

          (iii) unless otherwise agreed to and subject to sections 2.9 and 2.10, to vote in person or by proxy on any stocks, bonds, or other securities held by it, to exercise any options appurtenant to any stocks, bonds or other securities for the conversion thereof into other stocks, bonds or securities, or to exercise any rights to subscribe for additional stocks, bonds or other securities and to make any and all necessary payment therefor and to enter into any voting trust;

          (iv) with respect to any investment, subject to section 2.12, to join in, dissent from, or oppose any action or inaction of any corporation, or of the directors, officers or stockholders of any corporation, including, without limitation, any reorganization, recapitalization, consolidation, liquidation, sale or merger;

          (v) to settle, adjust, compromise, or submit to arbitration any claims, debts or damages due or owing to or from the Trust Fund; and

          (vi) to deposit any property with any protective, reorganization or similar committee, to delegate power thereto and to pay and agree to pay part of its expenses and compensation and any assessments levied with respect to any property so deposited.

In exercising such powers with respect to any portion of the Trust Fund that is invested in the discretion of the Trustee or pursuant to section 2.4(c), the Trustee shall act in its discretion. In exercising such powers with respect to any portion of the Trust Fund that is invested pursuant to directions of the Committee or of an Investment Manager, the Trustee shall act in accordance with directions provided by the Committee or Investment Manager. The Trustee shall be under no duty or obligation to review any action to be taken, nor to recommend any action, pursuant to this section 2.8(a) with respect to any portion of the Trust Fund that is under the direction of the Committee or an Investment Manager. The Trustee shall have no liability or responsibility for its actions or inaction pursuant to the direction of, or its failure to act in the absence of directions from, the Committee or an Investment Manager, except to the extent provided in section 5.2.

     (b) In addition to and not by way of limitation of any other powers conferred upon the Trustee by law or other provisions of this Agreement, but subject to section 1.3 and this Article II, the Trustee is authorized and empowered, in its discretion:

          (i) to commence or defend suits or legal proceedings, and to represent the Trust Fund in all suits or legal proceedings in any court or before any other body or tribunal;

          (ii) to register securities in its name or in the name of any nominee or nominees with or without indication of the capacity in which the securities shall be held, or to hold securities in bearer form, but the books and records of the Trustee shall at all times show that such investments are part of the Trust Fund;

          (iii) subject to section 2.11, to borrow or raise moneys for the purposes of the Trust Fund from any lender, except the Trustee in its individual capacity, and for any sum so borrowed to issue its promissory note as Trustee and to secure the repayment thereof by pledging all or any part of the Trust Fund, and no person lending money to the Trustee shall be bound to see the application of the money loaned or to inquire into the validity, expediency or propriety of any such borrowing;

          (iv) to make distributions in cash or in Shares upon the direction of the Committee and to make transfers of funds into and out of the Investment Funds for value or upon the direction of the Plan Administrator;

          (v) to employ such agents, counsel and accountants as the Trustee shall deem advisable and to pay their reasonable expenses and compensation from the Trust Fund;

          (vi) to make, execute, acknowledge, and deliver any and all deeds, leases, assignments and instruments; and

          (vii) generally to do all acts, whether or not expressly authorized, which the Trustee may deem necessary or desirable for the administration and protection of the Trust Fund.

     SECTION 2.9 EXERCISE OF VOTING RIGHTS WITH RESPECT TO SHARES.

     The Committee shall direct the Trustee as to the manner of exercise of voting rights appurtenant to Shares held in the Trust Fund. The Trustee shall act in accordance with the directions that it receives from the Committee for each matter as to which voting rights are to be exercised and shall refrain from exercising the voting rights appurtenant to Shares held in the Trust Fund in the absence of such directions. The Trustee shall have no discretion over or responsibility or liability for its actions taken in accordance with such directions, or for its failure to exercise such voting rights in the absence of such directions. The Company hereby agrees to indemnify the Trustee and hold it harmless from and defend it against any claim asserted against or liability imposed on the Trustee by reason of its having acted on any direction given by the Committee in accordance with this section 2.9 or failing to act in the absence of any such direction.

     SECTION 2.10 RESPONSE TO TENDER OFFERS AND SIMILAR EVENTS.

     The Committee shall direct the Trustee as to the manner of exercise of any rights to tender Shares held in the Trust Fund or otherwise act in response to any tender offer with respect to Shares or any other offer to purchase, exchange, redeem or otherwise transfer such Shares. The Trustee shall act in accordance with the directions that it receives from the Committee for each matter as to which such rights are to be exercised and shall refrain from taking any action in response to such an offer in the absence of such directions. The Trustee shall have no discretion over or responsibility or liability for its actions taken in accordance with such direc-tions, or for its failure to exercise such rights in the absence of such directions. The Company hereby agrees to indemnify the Trustee and hold it harmless from and defend it against any claim asserted against or liability imposed on the Trustee by reason of its having acted on any direction given by the Committee in accordance with this section 2.10 or failing to act in the absence of any such direction.

     SECTION 2.11 DISSENT AND APPRAISAL RIGHTS.

     The Committee shall direct the Trustee as to the manner of exercise of any dissent and appraisal rights appurtenant to Shares held in the Trust Fund. The Trustee shall act in accordance with the directions that it receives from the Committee for each matter as to which such rights are to be exercised and shall refrain from taking any action in the absence of such directions. The Trustee shall have no discretion over or responsibility or liability for its actions taken in accordance with such directions, or for its failure to exercise such rights in the absence of such directions. The Company hereby agrees to indemnify the Trustee and hold it harmless from and defend it against any claim asserted against or liability imposed on the Trustee by reason of its having acted on any direction given by the Committee in accordance with this section 2.11 or failing to act in the absence of any such direction.

     SECTION 2.12 SHARE ACQUISITION LOANS.

     (a) To the extent permitted by ERISA (including, without limitation, Section 4975 of the Code) and by any regulations promulgated thereunder, the Trustee shall, if directed to do so by the Committee, obtain a loan ("Share Acquisition Loan") on behalf of the Plan and shall apply the proceeds of such Share Acquisition Loan in the proportions directed by the Committee:

          (i) to purchase Shares; or

          (ii) to make payments of principal or interest, or a combination of principal and interest, with respect to such Share Acquisition Loan; or

          (iii) to make payments of principal and interest, or a combination of principal and interest, with respect to a previously obtained Share Acquisition Loan that is then outstanding.

Any such Share Acquisition Loan shall be on such terms and conditions as the Committee may determine, and the Trustee shall have no duty or obligation to inquire as to the expediency or propriety of any such Share Acquisition Loan or any of the terms and conditions thereof.

     (b) If directed to do so by the Committee, the Trustee shall execute a promissory note, in its capacity as Trustee, evidencing the obligation of the Plan to repay a Share

Acquisition Loan and shall pledge, in such proportions as the Committee may direct, the following assets of the Plan as collateral for such Share Acquisition Loan:

          (i) any Shares purchased with the proceeds of such Share Acquisition Loan;

     and

          (ii) any Shares purchased with the proceeds of a previous Share Acquisition Loan, provided that such previous Share Acquisition Loan is repaid with the proceeds of the Share Acquisition Loan for which such Shares are pledged.

Any Share Acquisition Loan shall be without recourse against the Plan or the Trustee, and, except as specifically provided in this section 2.12, no assets of the Plan shall be pledged as collateral for a Share Acquisition Loan.

     (c) The Company shall contribute under the Plan amounts sufficient to pay each installment of principal and interest on all Share Acquisition Loans payable by the Trust pursuant to this Section and any loan agreement pertaining to the Share Acquisition Loan on or before the date such installment is due and to meet the obligations of the Trustee under the loan. The Trustee shall apply the Company's contributions to the Trust Fund, the earnings on such contributions, and the earnings with respect to Shares that shall have been pledged as collateral for a Share Acquisition Loan, in such proportions as the Committee may direct, to the payment of principal and interest with respect to such Share Acquisition Loan.

     (d) All Shares purchased with any Share Acquisition Loan shall be credited to and held in a suspense account under the Trust until they shall be released from such suspense account and allocated to the accounts of Plan Participants in accordance with the Plan. The Plan Administrator shall at least annually advise the Trustee of the number of Shares to be released from such suspense account, as determined in accordance with the Plan.

                                   ARTICLE III

                    TRUSTEE, PLAN ADMINISTRATOR AND COMMITTEE

     SECTION 3.1 COMMITTEE AND PLAN ADMINISTRATOR.

     The Company shall certify to the Trustee the names and specimen signatures of the Plan Administrator and of the members of the Committee appointed by the Company to administer the Plan and give directions to the Trustee. Such certification shall include directions as to the number of signatures required for any communication or direction to the Trustee. The Company shall promptly give notice to the Trustee of changes in the identity of the Plan Administrator or in the membership of the Committee. The Plan Administrator or the Committee may also certify to the Trustee the name of any person, together with a specimen signature of any such person, authorized to act for it in relation to the Trustee. The Plan Administrator or the Committee shall promptly give notice to the Trustee of any change in any person authorized to act on behalf of it. For all purposes under this Agreement, until any such notice is received by the Trustee, the Trustee shall be fully protected in assuming that the identity of the Plan Administrator, the membership of the Committee and the authority of any person certified to act in its behalf remain unchanged.

     SECTION 3.2 TRUSTEE'S RELIANCE.

     The Trustee may rely and act upon any certificate, notice or direction of the Plan Administrator or the Committee, or of a person authorized to act on its behalf, or of the Company or of an Investment Manager which the Trustee believes to be genuine and to have been signed by the person or persons duly authorized to sign such certificate, notice, or direction.

     SECTION 3.3 RETENTION OF ADVISORS.

     The Trustee may consult with legal counsel and other professional advisors who may, but need not, be its counsel or advisors or counsel or advisors to the Company, the Plan Administrator, the Committee, or any Plan Participant or beneficiary, with respect to the meaning and construction of this Agreement or its powers, obligations, and conduct hereunder. The Trustee shall be entitled to reasonable reimbursement from the Trust Fund for such legal counsel's and other professional advisors' fees. The Trustee shall not be deemed imprudent, and shall be fully and completely protected, by reason of its taking or refraining form taking any action in accordance with the opinion of counsel.

     SECTION 3.4 LIABILITY UNDER THE PLAN.

     The duties and obligations of the Trustee shall be limited to those expressly set forth in this Agreement, notwithstanding any reference herein to the Plan. The Trustee shall not be obliged to take or defend any action or participate in or proceed with any suit or legal or administrative proceeding which might subject it to substantial cost or expense or liability unless first indemnified by the Company in an amount and by security satisfactory to it against all losses, costs, damages and expenses which may result therefrom or be occasioned thereby.

     SECTION 3.5 INDEMNIFICATION.

     The Company shall pay and shall protect, indemnify and save harmless the Trustee and its officers, employees and agents from and against any and all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, damages, costs and expenses (including reasonable attorneys' fees and expenses) of any nature arising from or relating to any action or any failure to act by the Trustee, its officers, employees and agents with respect to the transactions contemplated by this Trust Agreement, including any claim made by the Company or its successors that this Trust Agreement is invalid or ultra vires, except to the extent that any such loss, liability, action, suit, judgment, demand, damage, cost or expense is the result of the gross negligence of the Trustee (determined by reference to customary trust company standards) /or willful misconduct of the Trustee, its officers, employees or agents. The Trust assumes no obligation or responsibility with respect to any action required by this Trust Agreement on the part of the Company. The Company and the Trustee may, by separate agreement, agree on terms by which the Company shall indemnify the Trustee in connection with the Trustee's carrying out of its duties hereunder.

     SECTION 3.6 BENEFIT CLAIMS LIMITED TO THE TRUST FUND.

     The Trustee in its corporate capacity shall not be liable for claims for benefits under the Plan; such claims shall be limited to the Trust Fund. The Trust shall not be liable to make distributions or payments of any kind unless sufficient funds are available therefor in the Trust Fund. The Trustee shall be responsible only for such money and other property as are received by it as Trustee under this Agreement.

                                   ARTICLE IV

                        DISTRIBUTIONS FROM THE TRUST FUND

     SECTION 4.1 IN GENERAL.

     The Trustee shall make payments from the Trust Fund in such amounts, at such times, and to such persons as the Plan Administrator may, from time to time, direct.

     SECTION 4.2 DIRECTION BY THE PLAN ADMINISTRATOR.

     (a) A direction by the Plan Administrator to make a distribution from the Trust Fund shall:

          (i) be made in writing;

          (ii) specify the amount of the payment or the number of Shares to be distributed, the date such payment is to be made, the person to whom payment is to be made, and the address to which the payment is to be sent; and

          (iii) be deemed to certify to the Trustee that such direction and any payment pursuant thereto are authorized under the terms of the Plan and applicable law.

     (b) The Trustee shall be entitled to rely conclusively on the Plan Administrator's certification of its authority to direct a payment without independent investigation. The Trustee shall have no liability to any person with respect to payments made in accordance with the provisions of this Article IV.

          SECTION 4.3 METHOD OF PAYMENT.

     Payments of money by the Trustee may be made by its check payable to the order of the payee designated by the Plan Administrator and mailed to the payee's address last furnished to the Trustee by the Plan Administrator, or, if no such address has been so furnished, to the payee in care of the Company. Distributions of Shares shall be made by causing the Company, or its transfer agent, to issue to the distributee a stock certificate evidencing ownership of the designated number of Shares. To the extent that any distribution of Shares to any person requires the registration of such Shares under the securities or blue sky laws of the United States or any state, or otherwise requires any governmental approvals, the Company shall undertake to complete such registration or obtain such approvals at its sole expense.

     SECTION 4.4 DISPUTES.

     If a dispute arises as to the payment of any funds or delivery of any assets by the Trustee, the Trustee may withhold such payment or delivery until the dispute is determined by a court of competent jurisdiction or finally settled in writing by the parties concerned.

                                    ARTICLE V

                                RESPONSIBILITIES

     SECTION 5.1 GENERAL STANDARD OF CARE.

     The Trustee, the Plan Administrator, the members of the Committee and any Investment Manager shall at all times discharge their duties with respect to the Trust Fund solely in the interest of the Plan Participants and their beneficiaries (including any Alternate Payee) and with the care, skill, prudence, and diligence that, under the circumstances prevailing, a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

     SECTION 5.2 NO LIABILITY FOR ACTS OF OTHERS.

     (a) Subject to section 5.2(b), no "fiduciary" (as such term is defined in section 3(21) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) under this Agreement shall be liable for an act or omission of another person in carrying out any fiduciary responsibility where such fiduciary responsibility is allocated to such other person by this Agreement or pursuant to a procedure established in this Agreement except to the extent that:

          (i) such fiduciary participated knowingly in, or knowingly undertook to conceal, an act or omission of such other person, knowing such act or omission to be a breach of fiduciary responsibility;

          (ii) such fiduciary, by his failure to comply with section 404(a)(1) of ERISA in the administration of his specific responsibilities which give rise to his status as a fiduciary, has enabled such other person to commit a breach of fiduciary responsibility;

          (iii)  such   fiduciary   has  knowledge  of  a  breach  of  fiduciary
     responsibility by such other person, unless he makes reasonable efforts under the circumstances to remedy the breach; or

          (iv) such fiduciary is a "named fiduciary" (as such term is defined in section 402(a)(2) of ERISA) and has violated his duties under section 404(a)(1) of ERISA:

               (A) with respect to the allocation of fiduciary responsibilities among named fiduciaries or the designation of persons other than named fiduciaries to carry out fiduciary responsibilities under this Agreement;

               (B) with respect to the establishment or implementation of procedures for allocating fiduciary responsibilities among named fiduciaries or for designating persons other than named fiduciaries to carry out fiduciary responsibilities under this Agreement; or

               (C) in continuing the allocation of fiduciary responsibilities among named fiduciaries or the designation of persons other than named fiduciaries to carry out fiduciary responsibilities under this Agreement.

     (b) Notwithstanding anything in this Agreement to the contrary, the Trustee shall have no liability or responsibility for an act or omission of an Investment Manager appointed pursuant to section 2.3 in carrying out its fiduciary responsibilities with respect to the Plan, unless the Trustee (i) by its failure to comply with section 404(a)(1) of ERISA in the administration of its specific responsibilities which give rise to its status as a fiduciary, has enabled such Investment Manager to commit a breach of fiduciary responsibility, or (ii) participated knowingly in, or knowingly undertook to conceal, an act or omission of such Investment Manager, knowing such act or omission to be a breach of fiduciary responsibility.

     SECTION 5.3 COMPLIANCE WITH ERISA.

     Notwithstanding anything in this Agreement, as amended from time to time, to the contrary, no provision of this Agreement shall be construed so as to violate the requirements of ERISA.

                                   ARTICLE VI

                               TRUSTEE'S ACCOUNTS

     SECTION 6.1 ACCOUNTS.

     The Trustee shall keep accurate and detailed accounts of all investments, re- investments, receipts and disbursements, and other transactions hereunder, and all such accounts and the books and records relating thereto shall be open to inspection at all reasonable times by the Company or the Plan Administrator or persons designated by them.

     SECTION 6.2 VALUATION OF TRUST FUND.

     The Trustee shall value or cause to be valued the Trust Fund and any Investment Fund that has been established hereunder as of the last business day of each calendar quarter ("Valuation Date"), and shall report to the Plan Administrator the value of the Trust Fund and each Investment Fund as of such date, within a reasonable time after the first day of the month next succeeding each Valuation Date.

     SECTION 6.3 REPORTS TO THE PLAN ADMINISTRATOR.

     (a) Within 75 days following the last day of each fiscal year of the trust, and within 75 days following the effective date of the resignation or removal of the Trustee as provided in section 8.1, the Trustee shall render to the Plan Administrator a written account setting forth all investments, receipts, disbursements and other transactions affecting the Trust Fund or any Investment Fund, which account shall be signed by the Trustee and mailed to the Plan Administrator.

     (b) The Plan Administrator shall notify the Trustee in writing of any objection or exception to an account so rendered not later than 60 days following the date on which the Account was mailed to the Plan Administrator, whereupon the Plan Administrator and the Trustee shall cooperate in resolving such objection or exception.

     (c) If the Plan Administrator has not communicated in writing to the Trustee within 60 days following the mailing of the account to the Plan Administrator any exception or objection to the account, the account shall become an account stated at the end of such 60 day period. If the Plan Administrator does communicate such an exception or objection, as to which it later becomes satisfied, the Plan Administrator shall thereupon indicate in writing its approval of the account, or of the account as amended, and the account shall thereupon become an account stated.

     (d) Whenever an account shall have become an account stated as aforesaid, such account shall be deemed to be finally settled and shall be conclusive upon the Trustee, the

Company and all persons having or claiming to have any interest in the Trust Fund or under the Plan, and the Trustee shall be fully and completely discharged and released to the same extent as if the account had been settled and allowed by a judgment or decree of a court of competent jurisdiction in an action or proceeding in which the Trustee, the Company, and all persons having or claiming to have any interest in the Trust Fund or under the Plan were parties.

     SECTION 6.4 RIGHT OF JUDICIAL SETTLEMENT.

     Notwithstanding the provisions of section 6.3, the Trustee, the Plan Administrator, and the Company, or any of them, shall have the right to apply at any time to a court of competent jurisdiction for the judicial settlement of the Trustee's account. In any such case, it shall be necessary to join as parties thereto only the Trustee, the Plan Administrator and the Company; and any judgment or decree which may be entered therein shall be conclusive upon all persons having or claiming to have any interest in the Trust Fund or under the Plan.

     SECTION 6.5 ENFORCEMENT OF AGREEMENT.

     To protect the Trust Fund from expenses which might otherwise be incurred, the Company and the Plan Administrator shall have authority, either jointly or severally, to enforce this Agreement on behalf of all persons claiming any interest in the Trust Fund or under the Plan, and no other person may institute or maintain any action or proceeding against the Trustee or the Trust Fund in the absence of written authority from the Plan Administrator or a judgment of a court of competent jurisdiction that in refusing authority the Plan Administrator acted fraudulently or in bad faith.

                                   ARTICLE VII

                         TAXES; COMPENSATION OF TRUSTEE

     SECTION 7.1 TAXES.

     Any taxes that may be imposed upon the Trust Fund or the income therefrom shall be deducted from and charged against the Trust Fund or to the particular Investment Funds to which such taxes are applicable. The Trustee shall notify the Committee of any proposed or final assessments of taxes and may assume that any such taxes are lawfully levied or assessed unless the Committee advises it in writing to the contrary within fifteen days after receiving the above notice from the Trustee. In such case, the Trustee, if requested by the Committee in writing, shall contest the validity of such taxes in any manner deemed appropriate by the Committee; the Company may itself contest the validity of any such taxes, in which case the Committee shall so notify the Trustee and the Trustee shall have no responsibility or liability respecting such contest. If either party to this Agreement contests any such proposed levy or assessments, the other party shall provide such information and cooperation as the party conducting the contest shall reasonably request.

     SECTION 7.2 COMPENSATION OF TRUSTEE; EXPENSES.

     The Trustee shall receive for its services hereunder such compensation as may be agreed upon in writing from time to time by the Company and the Trustee and shall be reimbursed for its reasonable expenses, including counsel fees, incurred in the performance of its duties hereunder. The Trustee shall deduct from and charge against the Trust Fund such compensation and all such expenses unless previously paid by the Company, except that all commissions paid in connection with the acquisition or sale of Shares shall be paid by the Company. Expenses of the Trust Fund, as well as compensation of the Trustee, that are not paid by the Company and that are general in nature and not directly related to a particular Investment Fund shall be charged to the Trust Fund and allocated to each of the Investment Funds in the same proportion that the value of each such Investment Fund bears to the value of the Trust Fund on the Valuation Date next preceding the date of such payments. Any expenses directly related to a particular Investment Fund that are not paid by the Company shall be charged to such Investment Fund.

                                  ARTICLE VIII

                       RESIGNATION AND REMOVAL OF TRUSTEE

     SECTION 8.1 RESIGNATION OR REMOVAL OF TRUSTEE.

     The Trustee  may resign as trustee  hereunder  at any time by giving  sixty
(60) days prior written notice to the Company. The Company may remove the Trustee as trustee hereunder at any time by giving the Trustee prior written notice of such removal, which shall include notice of the appointment of a successor trustee. Such removal shall take effect not earlier than sixty (60) days following receipt of such notice by the Trustee unless otherwise agreed upon by the Trustee and the Company.

     SECTION 8.2 APPOINTMENT OF SUCCESSOR.

     In the event of the resignation or removal of the Trustee, a successor trustee shall be appointed by the Company. Except as is otherwise provided in section 8.1, such appointment shall take effect upon delivery to the Trustee of an instrument so appointing the successor and an instrument of acceptance executed by such successor, both of which instruments shall be duly acknowledged before a notary public. If within 60 days after notice of resignation shall have been given by the Trustee a successor shall not have been appointed as aforesaid, the Trustee may apply to any court of competent jurisdiction for the appointment of such successor.

     SECTION 8.3 SUCCESSION.

     (a) Upon the appointment of a successor, the Trustee shall transfer and deliver the Trust Fund to such successor; provided, however, that the Trustee may reserve such sum of money as it shall in its sole discretion deem advisable for payment of its fees and all expenses in connection with the settlement of its account, and any balance of such reserve remaining after the payment of such charges shall be paid over to the successor trustee. If such reserve shall be insufficient to pay such charges, the Trustee shall be entitled to recover the amount of any deficiency from the Company, from the successor trustee, or from both.

     (b) Upon the completion of the succession and the rendering of its final accounts, the Trustee shall have no further responsibilities whatsoever under this Agreement.

     SECTION 8.4 SUCCESSOR BOUND BY AGREEMENT.

     All the provisions of this Agreement shall apply to any successor trustee with the same force and effect as if such successor had been originally named herein as the trustee hereunder.

                                   ARTICLE IX

                            AMENDMENT AND TERMINATION

     SECTION 9.1 AMENDMENT AND TERMINATION.

     (a) The Company may, at any time and from time to time, by instrument in writing executed pursuant to authorization of its Board of Directors, (i) amend in whole or in part any or all of the provisions of this Agreement, or (ii) terminate this Agreement and the trust created hereby; provided, however, that no amendment which affects the rights, duties or responsibilities of the Trustee may be made without the Trustee's consent; and provided further that no such amendment shall divert any part of the Trust Fund to purposes other than for the exclusive benefit of the Plan Participants or their beneficiaries (including any Alternate Payee) at any time prior to the satisfaction of all liabilities with respect to such Participants and their beneficiaries under the Plan and this Agreement.

     (b) Any such amendment shall become effective upon receipt by the Trustee of the instrument of amendment and endorsement thereon by the Trustee of its consent thereto, if such consent is required. Any such termination shall become effective upon the receipt by the Trustee of the instrument of termination; thereafter the Trustee, upon the direction of the Plan Administrator, shall liquidate the Trust Fund to the extent required for distribution and, after the final account of the Trustee has been approved or settled, shall distribute the balance of the Trust Fund remaining in its hands as directed by the Plan Administrator, or in the absence of such direction, as may be directed by a judgment or decree of a court of competent jurisdiction. Following any such termination, the powers of the Trustee hereunder shall continue as long as any of the Trust Fund remains in its hands.

                                    ARTICLE X

                                  MISCELLANEOUS

     SECTION 10.1 BINDING EFFECT; ASSIGNABILITY.

     This Agreement shall be binding upon, and the powers granted to the Company and the Trustee, respectively, shall be exercisable by the respective successors and assigns of the Company and the Trustee. Any corporation which shall, by merger, consolidation, purchase, or otherwise, succeed to substantially all the trust business of the Trustee shall, upon such succession and without any appointment or other action by the Company, be and become successor trustee hereunder.

     SECTION 10.2 GOVERNING LAW.

     Except to the extent that the federal law of the United States of America is applicable, this Agreement and the trust created and the Trust Fund held hereunder shall be inter preted, construed and administered in accordance with the law of the Commonwealth of Massachusetts applicable to contracts to be performed entirely within the Commonwealth of Massachusetts and between parties all of whom are citizens and residents of such state. All contributions to the Trust Fund shall be deemed to take place in the Commonwealth of Massachusetts.

     SECTION 10.3 NOTICES.

     Any communication requested or permitted to be given under this Agreement, including any notice, direction, designation, certification, order, instruction, or objection shall be in writing and signed by the person authorized under the Plan to give the communication. The person receiving such a communication shall be fully protected in acting in accordance therewith. Any notice required or permitted to be given to a party hereunder shall be deemed given if in writing and hand delivered or mailed, postage prepaid, certified mail, return receipt requested, to such party at the following address or at such other address as such party may by written notice specify:

                  If to the Company:

                           RFS Bancorp, Inc.
                           310 Broadway
                           Revere, Massachusetts 02151

                           Attention:  President and Chief Executive Officer

                  With copies to:

                           Thacher Proffitt & Wood
                           1500 K Street, N.W., Suite 200
                           Washington, D.C.  20005

                           Attention: Richard A. Schaberg, Esq.

                  If to the Trustee:


                           ----------------------

                           ----------------------

                           ----------------------

                           Attention:
                                      --------------------
                  With copies to:

                           ----------------------

                           ----------------------

                           ----------------------

                           Attention:
                                      --------------------

     SECTION 10.4 SEVERABILITY.

     The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of the remaining provisions.

     SECTION 10.5 WAIVER.

     Failure of any party to insist at any time or times upon strict compliance with any provision of this Agreement shall not be a waiver of such provision at such time or any later time unless in a writing designated as a waiver and signed by or on behalf of the party against whom enforcement of the waiver is sought.

                  SECTION 10.6      NON-ALIENATION.

     No  interest,  right or claim  in or to any part of the  Trust  Fund or any payment therefrom shall be assignable, transferable or subject to sale, mortgage, pledge, hypothecation, commutation, anticipation, garnishment, attachment, execution, or levy of any kind, and the Trustee and the Plan Administrator shall not recognize any attempt to assign, transfer, sell, mortgage, pledge, hypothecate, commute, or anticipate the same, except to the extent required by law.

     SECTION 10.7 QUALIFIED PLAN AND TRUST.

     This Agreement and the trust hereby created are part of an employee benefit plan which the Company intends shall be qualified under section 401(a) of the Code and until advised to the contrary, the Trustee may assume that the Plan so qualifies and that the trust is exempt from tax under section 501(a) of the Code. However, any taxes that may be assessed on or in respect of the Trust Fund shall be a charge against the Trust Fund. All contributions made prior to the receipt by the Company of a determination from the Internal Revenue Service to the effect that the trust forming part of the Plan is a qualified trust under section 401(a) of the Code and that the trust is exempt from federal income tax under section 501(a) of the Code shall be made on the express condition that such a determination is received, and in the event that the Internal Revenue Service determines that the trust and Plan are not so qualified, all contributions made prior to the date of the receipt of such determination, after giving effect to any income, gain or loss, less any compensation and expenses properly chargeable thereto, shall be returned to the Company.

     SECTION 10.8 RETURN OF CONTRIBUTIONS.

     (a) In the event that any contribution to the Trust Fund by the Company shall be the result of a mistake of fact, such contribution (after giving effect to any income gain or loss, less any compensation or expenses properly chargeable thereto) shall be returned to the Company promptly upon discovery of the mistake of fact; provided, however, that no such return shall be made after the first anniversary of the date of the contribution.

     (b) In the event that a contribution to the Trust Fund by the Company shall be conditioned upon its deductibility under the Code, the amount of such contribution which shall have been disallowed as a deduction shall be returned to the Company within one (1) year after the date on which it is disallowed.

     SECTION 10.9 COMPLIANCE WITH SECURITIES LAWS.

     In the event that the Plan or any portion thereof, or any interest therein, by virtue of investments made in Shares, shall be deemed to be a "security" for purposes of the Securities Act of 1933, the Securities Exchange Act of 1934 or any other federal or state law, for which there is no exemption from the registration, reporting, blue sky or other requirements applicable to securities under such laws, the Company shall, at its sole cost and expense, take all such actions as are necessary or appropriate to comply with the requirements of such laws. The Company hereby agrees to indemnify the Trustee and hold it harmless from and against any claim or liability which may be asserted against the Trustee by reason of any determination that the Plan or any portion thereof, or any interest therein, constitutes such a security.

     SECTION 10.10 HEADINGS.

     The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Agreement, the text shall control.

     SECTION 10.11 PARTY IN INTEREST INFORMATION.

     The Company shall provide the Trustee with such information concerning the relationship between any person or organization and the Plan as the Trustee reasonably requests in order to determine whether such person or organization is a party in interest with respect to the Plan within the meaning of Section 3(14) of ERISA.

     SECTION 10.12 CONSTRUCTION OF LANGUAGE.

     Whenever appropriate in this Agreement, words used in the singular may be read in the plural; words used in the plural may be read in the singular; and words importing the masculine gender shall be deemed equally to refer to the female gender or the neuter. Any reference to a section number shall refer to a section of this Agreement, unless otherwise indicated.

     SECTION 10.13 COUNTERPARTS.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Company and the Trustee, respectively, have caused this Agreement to be executed in their corporate names and their corporate seals to be hereunto affixed and duly attested, on the dates indicated below their respective signatures.

                                                     RFS BANCORP, INC.

                                 By
                                    -------------------------------------------
                                               James J. McCarthy

                                 Title:   President and Chief Executive Officer

                                Date:
                                    -------------------------------------------

ATTEST:


-----------------------------------------
               Secretary

         [Seal]

                                    [NAME OF TRUSTEE]

                                    By
                                          -------------------------------------
                                             [Name]

                                   Title:
                                          -------------------------------------
                                   Date:
                                          -------------------------------------

ATTEST:


-----------------------------------------
                Secretary

         [Seal]

COMMONWEALTH OF MASSACHUSETTS)
                                            : ss.:

COUNTY OF SUFFOLK                   )

     On this ____ day of ___________________, 199___, before me personally came JAMES J. MCCARTHY, to me known, who, being by me duly sworn, did depose and say that he resides at 12 Magnolia Terrace, Stoneham, Massachusetts 02180; that he is the President and Chief Executive Officer of RFS BANCORP, INC., the business corporation described in and which executed the foregoing instrument; that he knows the seal of said business corporation; that the seal affixed to said instrument is such business corporation's seal; that it was so affixed by order of the Board of Directors of said business corporation; and that he signed his name thereto by like order.


                                        -----------------------------------
                                                  Notary Public



COMMONWEALTH OF MASSACHUSETTS                        )
                                            : ss.:
COUNTY OF SUFFOLK                   )

     On this _____ day of  _____________________,  199__,  before me  personally came ___________________, to me known, who, being by me duly sworn, did depose and say that he resides at _____________________, that he is ___________________
of [NAME OF TRUSTEE], the banking corporation described in and which executed the foregoing instrument; that he knows the seal of said banking corporation; that the seal affixed to said instrument is such seal; that it was so affixed by order of the Board of Directors of said banking corporation; and that he signed his name thereto by like order.


                                                 ---------------------------
                                                      Notary Public

                                      -24-